                                 Exhibit 10.3

     On September 16, 1998, the Company executed four Senior Secured Notes in connection with the sale of $28.6 million Senior Secured Notes. The Series A Senior Secured Note issued by the Company to Foothill Partners III, L.P. is attached hereto. The following five Senior SecuredNotes have been omitted as exhibits in accordance with Item 601, Instruction 2, of Regulation S-K, and are identical in all material respects, except for the parties thereto and the number of shares issuable thereunder as follows:

1.   Series A Notes:

     A.   Goldman Sachs &  Company FFC B III
          Capital Partners, L.P.:                   $6,311,920

     B.   Royal Trust Corporation in trust for
          Account Number 110455024:                 $4,045,408

     C.   Libra Investments, Inc.:                   $4,142,931

2.   Series B Notes:

     A.   Goldman Sachs & Company FFC B III
          Capital Partners, L.P.:                   $2,306,700

     B.   Royal Trust Corporation in trust for
          account number 110455024:                 $1,478,400

                                                                    EXHIBIT 10.3

                                 CONVERSE INC.

                            15% SENIOR SECURED NOTE


SERIES A
NO. A-3                                                       SEPTEMBER 17, 1998
$10,357,328


          FOR VALUE RECEIVED, the undersigned, CONVERSE INC. (the "Company"), a Delaware corporation, hereby promises to pay to FOOTHILL PARTNERS III, L.P., or registered assigns, the principal sum of TEN MILLION THREE HUNDRED AND FIFTY-SEVEN THOUSAND THREE HUNDRED AND TWENTY-EIGHT DOLLARS ($10,357,328) on September 16, 2000 (unless such maturity date is extended pursuant to the terms of the Note Purchase Agreements (as defined herein)), with interest computed on the basis of a 360-day year for the actual number of days (including the first day but excluding the last day) (a) on the unpaid balance thereof at the rate of 15% per annum payable in arrears quarterly on March 31, June 30, September 30 and December 31 of each year beginning on the first such date after the date of issuance, until the principal hereof shall become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal and any overdue payment of interest, payable quarterly as aforesaid (or, at the option of the holder hereof, on demand), at a rate per annum from time to time equal to 18%.

          Payments of principal of and interest on this Note are to be made in lawful money of the United States of America at such place as the holder of this Note shall have designated to the Company as provided in the Note Purchase Agreement referred to below.

          This Note is one of a series of Senior Secured Notes (the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of September 16, 1998 (as from time to time amended, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in the Note Purchase Agreements and (ii) to have made the representations set forth in
Section 6 of the Note Purchase Agreements.

          This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration or transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for the like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentation for registration or transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be

                                    B-2-(1)
affected by any notice to the contrary.

          This Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

          If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price and with the effect provided in the Note Purchase Agreements.

          This Note shall be governed by, and construed in accordance with, the laws of the State of New York.


                                    CONVERSE INC.


                                    By:  /s/ Donald J. Camacho
                                         ----------------------------
                                         Name:  Donald J. Camacho
                                         Title:  Sr. Vice President

                                    B-2-(2)